SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                  _______________________________


                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                                                          October 30, 1998
 Date of Report (Date of earliest event reported):       (October 29, 1998)


     RIGHTCHOICE MANAGED CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)


                     MISSOURI
(State or Other Jurisdiction of Incorporation)


         1-13248                                    43-1674052
  (Commission File Number)               (I.R.S. Employer Identification No.)


1831 Chestnut Street, St. Louis, Missouri         63103-2275
(Address of principal executive offices)          (Zip Code)

                        314-923-4444
          (Registrant's telephone number, including area code)

                      Not Applicable
     (Former  Name or Former Address, if Changed Since Last Report)



Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Account.

     Not applicable.

Item 5.  Other Events.

     The Registrant's press release, dated October 30, 1998, relating to an Order issued by Judge Thomas J. Brown, III of the Circuit Court of Cole County, Missouri in the case styled Blue Cross and Blue Shield of Missouri, a Nonprofit Corporation v. Jay Angoff, Director, Missouri Department of Insurance, and Jeremiah W. (Jay) Nixon, Attorney General of State of Missouri, Cause No. CV196-0619CC, on October 29, 1998 (the "Order"), is attached as Exhibit 99(a) hereto and incorporated herein by reference.

     The Order is attached as Exhibit 99(b) hereto and incorporated herein by reference.


Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                    99(a)     Press release issued by RightCHOICE
               Managed Care, Inc. on October 30, 1998.

                    99(b)     Order issued by Judge Thomas J.
               Brown, III of the Circuit Court of Cole County, Missouri in the case styled Blue Cross and Blue Shield of Missouri, a Nonprofit Corporation v. Jay Angoff, Director, Missouri Department of Insurance, and Jeremiah W. (Jay) Nixon, Attorney General of State of Missouri, Cause No. CV196-0619CC, on October 29, 1998.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  October 30, 1998

                              RIGHTCHOICE MANAGED CARE, INC.


                              By:  /s/ Sandra A. Van Trease
                                Sandra A. Van Trease
                                Chief Financial Officer,
                                Executive Vice President and
                                Chief Operating Officer


                                  EXHIBIT INDEX


Exhibit No.         Description


99(a)               Press release issued by RightCHOICE Managed Care, Inc.
                    on October 30, 1998.

99(b) Order issued by Judge Thomas J. Brown, III of the Circuit Court of Cole County Missouri in the case styled Blue Cross and Blue Shield of Department of Insurance, and Jeremiah W.
                    (Jay) Nixon, Attorney General of State of
                    Missouri, Cause No. CV196-0619CC, on October
                    29, 1998.